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                                                                Exhibit 10.11(a)

                      AMENDMENT TO DEVELOPMENT AGREEMENT
                      ----------------------------------

                                 June 6, 1995

     THIS AMENDMENT TO DEVELOPMENT AGREEMENT ("Amendment") is entered into between PAPA JOHN'S INTERNATIONAL, INC. ("Franchisor") and EXTRA CHEESE, INC. ("Developer").

     RECITALS:
     ---------

     A. The parties hereto are parties to a Papa John's Development Agreement dated August 20, 1991, for the development of 10 Papa John's Pizza outlets in Birmingham, Tuscaloosa and Auburn, Alabama (the "Development Agreement").

     B. The parties now desire to amend the Development Agreement as set forth herein.

     AGREEMENT
     ---------

     NOW, THEREFORE, the parties agree as follows:

     1. Additional Outlets. Franchisor hereby grants Developer the right to development seven additional Outlets (i.e. a total of 17) in the Development Area (as amended below), and Developer shall exercise such development rights only at locations approved by Franchisor as provided in the Development Agreement.

     2. Development Fee. In consideration of the grant by Franchisor of the rights to develop the additional Outlets, Developer shall pay Franchisor an additional Development Fee of Twenty-four Thousand Five Hundred Dollars ($24,500) upon execution of this Amendment. Developer shall pay a Franchise Fee of Ten Thousand Dollars ($10,000) for each of the additional Outlets opened in the Development Area prior to August 1, 1996, and Fifteen
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Thousand Dollars ($15,000) for each Outlet opened in the Development Area after
August 1, 1996. The Franchise Fee is in addition to the Development Fee and shall be paid at the time each Franchise Agreement is executed.

     3.  DEVELOPMENT SCHEDULE.  The "Development Schedule," as set forth in
Section 3 of the Development Agreement, is amended to add the following:

                             "DEVELOPMENT SCHEDULE
                             ---------------------

     Dates on Which Each                   Cumulative Number of Outlets
     Outlet Shall be Open                   to be Open and Operating*
     --------------------                  ----------------------------
     November 30, 1995                                  11
     May 31, 1996                                       12
     November 30, 1996                                  13
     May 31, 1997                                       14
     November 30, 1997                                  15
     December 30, 1998                                  16
     December 30, 1999                                  17

     [* - Includes original ten Outlets and the additional Outlets to be developed pursuant to this Amendment.]"

     4. RIGHT OF REFUSAL; ADDITIONAL OUTLETS. All rights of Developer under Sections 5.(a) and 5.(b), entitled "Right of Refusal" and "Additional Outlets by Agreement," are hereby terminated, and such provisions shall be of no further force or effect.

     5. INCENTIVE PLAN. Developer shall not be eligible to participate in the Papa John's Franchisee Incentive Plan with respect to any restaurants opened by Developer under the original Development Agreement or this Amendment.

     6. NEW DEVELOPMENT AGREEMENT. Concurrently with the execution of this Amendment, the parties are entering into a new Development Agreement for four outlets. Franchisor agrees that if Developer opens one or more additional Outlets under this Amendment ahead of schedule, these outlets will be counted towards the

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Development Schedule under the New Development Agreement.  Conversely, any outlets opened ahead of the Development Schedule under the New Development Agreement will be counted towards the amended Development Schedule as set forth in Section 3, above.

     7. REAFFIRMATION. Except as amended herein, the Development Agreement shall remain in effect according to its terms.

     IN WITNESS WHEREOF, witness the signatures of the parties as of the day, month and year first above written.

                                       PAPA JOHN'S INTERNATIONAL, INC.


                                       By: /s/ Charles W. Schnatter
                                          -----------------------------
                                           Charles W. Schnatter, Senior
                                            Vice President, Secretary
                                            and General Counsel


                                       EXTRA CHEESE, INC.


                                       By: /s/ Douglas Stephens
                                          -----------------------------
                                          Douglas Stephens, President

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